UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2021

Altus Power, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39798	85-3448396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Atlantic Street, 6th Floor
Stamford, CT 06902
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 698-0090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	AMPS	New York Stock Exchange LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.00	AMPS WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

Business Combination

On December 9, 2021 (the “Closing Date”), CBRE Acquisition Holdings, Inc., a Delaware corporation (“CBAH” and after the Business Combination defined and described herein, “New Altus”), consummated the previously announced business combination (the “Closing”) pursuant to the terms of the Business Combination Agreement, dated as of July 12, 2021 (as amended, the “Business Combination Agreement”), by and among CBAH, CBAH Merger Sub I, Inc., a Delaware corporation and wholly owned subsidiary of CBAH (“First Merger Sub”), CBAH Merger Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of CBAH (“Second Merger Sub”), Altus Power America Holdings, LLC, a Delaware limited liability company (“Holdings”), APAM Holdings LLC, a Delaware limited liability company (“APAM”), and Altus Power, Inc., a Delaware corporation (“Altus”). Pursuant to the terms of the Business Combination Agreement, First Merger Sub merged with and into Altus with Altus continuing as the surviving corporation (the “First Merger”), and immediately thereafter Altus merged with and into Second Merger Sub, with Second Merger Sub continuing as the surviving entity and as a wholly owned subsidiary of New Altus (the “Second Merger” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). In connection with the Closing, CBAH changed its name to “Altus Power, Inc.”

As used in this Current Report on Form 8-K, unless otherwise stated or the context clearly indicates otherwise, the terms “Registrant,” “Company,” “we,” “us,” and “our” refer to CBAH prior to the Closing Date and to New Altus and its subsidiaries, at and after the Closing Date and giving effect to the consummation of the Business Combination. The term “Altus” refers to Altus Power, Inc. and its subsidiaries prior to the Closing Date and without giving effect to the Closing.

In accordance with the terms and subject to the conditions set forth in the Business Combination Agreement, (i) immediately prior to the consummation of the First Merger (the “First Effective Time”), each outstanding share of Altus preferred stock that was outstanding was redeemed in full for cash, and (ii) each outstanding share of Altus common stock, including shares that were subject to vesting conditions (the “Altus Restricted Shares”) that was outstanding as of immediately prior to the First Effective Time (other than treasury stock and any dissenting shares) was cancelled and automatically converted into the right to receive a number of shares of CBAH Class A common stock calculated pursuant to the Business Combination Agreement (the “Share Consideration”). The Share Consideration issued in respect of Altus Restricted Shares is subject to the same vesting restrictions as in effect immediately prior to the First Effective Time.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

PIPE

On July 12, 2021, CBAH entered into subscription agreements (“PIPE Subscription Agreements”) with each of the investors named therein (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to purchase, and CBAH agreed to sell to the PIPE Investors, an aggregate of 42,500,000 shares of CBAH Class A common stock (inclusive of 15,000,000 shares of CBAH Class A common stock purchased by CBRE Acquisition Sponsor, LLC (the “Sponsor”) in connection with the full exercise of the Sponsor’s commitment under its PIPE Subscription Agreement to purchase additional shares in connection with redemptions by public holders of shares of the CBAH Class A common stock) at a purchase price of $10.00 per share for gross proceeds to CBAH of $425,000,000 in a private placement (the “PIPE Investment”). The PIPE Investment was consummated substantially concurrently with the Business Combination on December 9, 2021.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the PIPE Subscription Agreement, which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Immediately after giving effect to the PIPE Investment and the Business Combination, there were 153,648,830 shares of New Altus Class A common stock, 1,408,750 shares of New Altus Class B common stock and warrants to purchase 19,429,167 shares of New Altus Class A common stock outstanding.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 6, 2021, CBAH held a special meeting at which the CBAH stockholders considered and adopted, among other matters, the Business Combination Agreement (the “Special Meeting”). On December 9, 2021, the parties to the Business Combination Agreement consummated the Business Combination. Pursuant to the Business Combination Agreement, the aggregate consideration paid to the Altus stockholders was 89,999,976 shares of New Altus Class A common stock at the reference price of $10.00 per share. The aggregate value of the consideration paid to Altus stockholders in the Business Combination was approximately $900 million.

Prior to the Closing of the Business Combination, holders of 19,101,146 shares of CBAH Class A common stock purchased in CBAH’s initial public offering exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, or $191,022,688.79 in the aggregate.

Upon Closing, CBAH Class A common stock and warrants ceased trading and New Altus Class A common stock and warrants began trading on New York Stock Exchange LLC (“NYSE”). CBAH’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security.

As of the Closing Date, the directors and executive officers and affiliated entities of New Altus beneficially owned approximately 71.5% of the outstanding shares of New Altus Class A common stock (including shares that may be issued upon exercise of our outstanding warrants), and the former securityholders of CBAH beneficially owned approximately 14.5% of the outstanding shares of New Altus Class A common stock (without giving effect to any shares purchased by such persons in the PIPE Investment and excluding shares that may be issued upon exercise of our outstanding warrants).

FORM 10 INFORMATION

Immediately prior to the Closing, CBAH was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act. Pursuant to Item 2.01(f) of Form 8-K, New Altus, as successor registrant to CBAH, is providing the information below that would be included in a Form 10 if New Altus were to file a Form 10.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K and the information incorporated herein by reference include statements that express New Altus’s management’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “continue,” “expect,” “estimate,” “may,” “plan,” “outlook,” “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to New Altus’s future prospects, developments and business strategies. These statements are based on New Altus’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside CBAH’s or Altus’s control that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to:

•	the ability to maintain listing on the NYSE following the Business Combination;

•

the ability to recognize the anticipated benefits of the Transactions, which may be affected by, among other things, competition, the ability of New Altus to grow and manage growth profitably, maintain relationships with customers, business partners, suppliers and agents and retain its management and key employees;

•	costs related to the Transactions;

•	changes in applicable laws or regulations;

•	the possibility that New Altus may be adversely affected by other economic, business, regulatory and/or competitive factors;

•	the impact of COVID-19 on New Altus’s business;

•	the failure to realize anticipated pro forma results and underlying assumptions; and

•	those other factors described under the heading “Risk Factors” in the Proxy Statement/Prospectus filed by CBAH in connection with the Business Combination (the “Proxy Statement/Prospectus”).

New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and New Altus undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

Business and Properties

The business and properties of CBAH and the Company prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About CBAH” and “Information About Altus” beginning on page 232 and 287 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Risk Factors

The risk factors related to the Company’s business and operations and the Business Combination are set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 53 and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Altus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “CBAH Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on pages 262 and 228, respectively, and that information is incorporated herein by reference. This report does not reflect events occurring after the August 11, 2021, the initial filing date with the SEC of the Company’s Registration Statement on Form S-4 (File No. 333-258700). We have revised “Altus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” to reflect the third quarter financials of Altus and CBAH and developments since the filing of the Proxy Statement/Prospectus, and such revised section is filed as Exhibit 99.3 to the Form 8-K, dated November 15, 2021 and incorporated herein by reference. Further reference is made to the disclosure in CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 19 to reflect the third quarter financials of Altus and CBAH and developments since the filing of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Altus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risk” and “CBAH’s Management’s Discussion and Analysis of Financial

Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risk” on pages 286 and 231, respectively, and that information is incorporated herein by reference. This report does not reflect events occurring after August 11, 2021, the initial filing date with the SEC of the Company’s Registration Statement on Form S-4 (File No. 333-258700). We have revised “Altus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Quantitative and Qualitative Disclosures About Market Risk” to reflect the third quarter financials of Altus and CBAH and developments since the filing of the Proxy Statement/Prospectus, and such revised section is filed as Exhibit 99.3 to the Form 8-K, dated November 15, 2021 and incorporated herein by reference. Further reference is made to the disclosure in CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, in the section entitled “Quantitative and Qualitative Disclosures About Market Risk” on page 22 to reflect the third quarter financials of Altus and CBAH and developments since the filing of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Construction to Term Loan Facility Amendment

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section titled “Altus’s Management’s Discussion and Analysis of Financial Condition and Results of Operations – Debt – Construction to Term Loan Facility” on page 277, and that information is incorporated by reference. On December 6, 2021, APA Construction Finance, LLC (“APACF”), a wholly owned subsidiary of Altus, APACF entered into an amendment to the credit agreement with Fifth Third Bank, National Association and Deutsche Bank AG New York Branch to fund the development and construction of future solar facilities (the “Construction Loan to Term Loan Facility”) to, among other things, amend the definition of “Change of Control” to clarify that the Business Combination will not result in a Change of Control under the Construction Loan to Term Loan Facility (the “Amendment to the Construction to Term Loan Facility”).

The foregoing description of the Amendment to the Construction to Term Loan Facility does not propose to be complete and is qualified in its entirety by the conditions of Amendment to the Construction to Term Loan Facility, which is filed as Exhibit 10.22.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to New Altus regarding the beneficial ownership of the New Altus Class A common stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of outstanding Company common stock;

•	each of the Company’s executive officers and directors; and

•	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Company stock is based on 155,057,580 shares of New Altus Class A common stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all of New Altus Class A common stock beneficially owned by them. Further, unless otherwise noted, the business address of each of the executive officers and directors of New Altus is c/o Altus Power, Inc., 2200 Atlantic Street, 6th Floor, Stamford, Connecticut 06902.

Name and Address of Beneficial Owner	Shares of Class A Common Stock	%	Shares of Class B Common Stock	%
Five Percent Holders:
CBRE Acquisition Sponsor, LLC (1)	31,237,749	19.2%	1,267,875	90.0%
GSO Altus Holdings LP. (2)	28,825,125	18.8%	—	—
Gregg J. Felton (3)	23,866,091	15.5%	—	—
Lars R. Norell (4)	28,911,268	18.8%	—	—
Directors and Executive Officers Post-Business Combination
Gregg J. Felton (3)	23,866,091	15.5%	—	—
Lars R. Norell (4)	28,911,268	18.8%	—	—
Anthony P. Savino (5)	4,800,188	3.1%	—	—
Dustin L. Weber (6)	1,779,038	1.2%	—	—
Christine R. Detrick	100,000	*	—	—
Richard N. Peretz	20,000	*	—	—
Sharon R. Daley	—	—	—	—
William F. Concannon (7)	118,417	*	14,087.5	1.0%
Sarah E. Coyne (8)	4,018,417	2.6%	14,087.5	1.0%
Robert M. Horn	—	—	—	—
All directors and executive officers as a group (ten individuals)	63,613,419	41.4%	28,175	2.0%

*	less than 1%

(1)

Includes 9,237,749 shares of New Altus Class A common stock issuable upon the exercise of private placement warrants that will become exercisable on the 30th day following the Closing Date. The sole member of CBRE Acquisition Sponsor, LLC is CBRE Services, Inc., which is a wholly-owned subsidiary of CBRE Group, Inc. (“CBRE”). CBRE is a publicly traded company. The business address of each of the entities described in this footnote is 2100 McKinney Avenue Suite 1250, Dallas, Texas 75201.

(2)

Blackstone directly holds the reported shares of common stock. GSO Altus Holdings Associates LLC is the general partner of Blackstone. GSO Holdings I L.L.C. is the managing member of GSO Altus Holdings Associates LLC. Blackstone Holdings II L.P. is the managing member of GSO Holdings I L.L.C. with respect to securities beneficially owned by Blackstone. Blackstone Holdings I/II GP L.L.C. is the general partner of Blackstone Holdings II L.P. Blackstone Inc. is the sole member of Blackstone Holdings I/II GP L.L.C. Blackstone Group Management L.L.C. is the sole holder of the Class C common stock of Blackstone Inc. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of the foregoing entities and individuals disclaims beneficial ownership of the securities held directly by Blackstone (other than Blackstone to the extent of their direct holdings). The business address of Blackstone is c/o Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, New York 10154.

(3)

Consists of shares of New Altus Class A common stock held through vehicles or trusts, including: (i) 13,024,603 shares held by Felton Asset Management LLC, for which Mr. Felton is the managing member and (ii) an aggregate of 10,741,488 shares held across two irrevocable trusts for the benefit of Mr. Felton’s children.

(4)

Consists of shares of New Altus Class A common stock held through vehicles or trusts, including: (i) 21,674,907 shares held by Start Capital LLC, for which Mr. Norell is the managing member, (ii) 2,854,545 shares held by Start Capital Trust, for the benefit of Mr. Norell’s children and (iii) an aggregate of 4,281,816 shares held across three irrevocable trusts for the benefit of Mr. Norell’s children.

(5)

Includes an aggregate of 1,134,255 shares of New Altus Class A common stock held across three irrevocable trusts for the benefit of Mr. Savino’s children. A portion of Mr. Savino’s shares are restricted and subject to forfeiture.

(6)	A portion of Mr. Weber’s shares are restricted and subject to forfeiture.

(7)

Includes 18,417 shares of New Altus Class A common stock issuable upon the exercise of private placement warrants that will become exercisable on the 30th day following the Closing Date. Consists of securities held by a family-owned limited liability company. The business address of Mr. Concannon is 2100 McKinney Avenue Suite 1250, Dallas, Texas 75201.

(8)

Consists of shares of New Altus Class A common stock held by ValueAct Capital Master Fund, L.P. Ms. Coyne disclaims beneficial ownership of such shares for purposes of Section 16 under the Exchange Act. Includes 18,417 shares of New Altus Class A common stock issuable upon the exercise of private placement warrants that will become exercisable on the 30th day following the Closing Date.

Directors and Executive Officers

The Company’s directors and executive officers immediately after Closing are described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 251 and that information is incorporated herein by reference.

Director Independence

Information with respect to the independence of the Company’s directors is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Director Independence” beginning on page 252 and that information is incorporated herein by reference.

Committees of the Board

Information with respect to the composition of the committees of our Board of Directors (the “Board”) immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination—Board Committees” on page 253 and that information is incorporated herein by reference, subject to the revisions outlined in Item 5.02 herein.

Executive Compensation

A description of the compensation of the named executive officers of Altus before the consummation of the Business Combination and the executive officers of New Altus after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Executive Compensation of CBAH Following the Business Combination—Compensation Discussion and Analysis—Narrative Disclosure to Summary Compensation Table” beginning on page 256 and that information is incorporated herein by reference.

At the Special Meeting, the CBAH stockholders approved the Altus Power, Inc. 2021 Omnibus Incentive Plan (the “Incentive Plan”). A description of the material terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus section titled “The Incentive Plan Proposal” beginning on page 189, which is incorporated herein by reference. A copy of the full text of the Incentive Plan is filed as Annex E to Altus’ Proxy Statement/Prospectus on Form 424B3, which is incorporated herein by reference. Following the consummation of the Business Combination, the Company expects that the Board or the Compensation Committee will make grants of awards under the Incentive Plan to eligible participants.

At the Special Meeting, the CBAH stockholders approved the Altus Power, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”). A description of the ESPP is set forth in the Proxy Statement/Prospectus section titled “The ESPP Proposal” beginning on page 195, which is incorporated herein by reference. A copy of the full text of the ESPP is filed as Annex F to Altus’ Proxy Statement/Prospectus on Form 424B3, which is incorporated herein by reference. Following the consummation of the Business Combination, employees who are eligible to participate in the ESPP may elect to participate in the ESPP in accordance with, and subject to, its terms and conditions.

Director Compensation

A description of the compensation of the directors of Altus before the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation of CBAH Following the Business Combination” beginning on page 255 and that information is incorporated herein by reference. A description of the compensation of the directors of New Altus following the consummation of the Business Combination is set forth in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 328 and that information is incorporated herein by reference.

Legal Proceedings

From time to time, New Altus and its subsidiaries may become involved in additional legal proceedings arising in the ordinary course of our business. New Altus and its subsidiaries have been and continue to be involved in legal proceedings that arise in the ordinary course of business, the outcome of which, if determined adversely to New Altus or any of its subsidiaries, would not individually or in the aggregate have a material adverse effect on New Altus’s business, financial condition and results of operations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

New Altus Class A common stock and warrants began trading on NYSE under the symbols “AMPS” and “AMPS WS”, on December 10, 2021. CBAH’s public units automatically separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from NYSE. As of immediately after the Closing Date, there were approximately 79 registered holders of shares of New Altus Class A common stock.

New Altus has not paid any cash dividends on share of its common stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Description of Registrant’s Securities to Be Registered

The description of the Company’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of CBAH’s Securities” beginning on page 298 and that information is incorporated herein by reference, except that the second and fifth bullet points under the heading “Description of CBAH’s Securities—Alignment Shares Conversion,” beginning on page 301, are amended and restated, as follows:

•

“if the Total Return exceeds the price threshold but does not exceed an amount equal to 130% of the price threshold, then subject to the Conversion Cap (as defined below) the number of conversion shares for such measurement period will be equal to 20% of the difference between (a) the Total Return and (b) the price threshold, multiplied by (I) 63,648,854 (the “Applicable Closing Share Count”) divided by (II) the Total Return; and”

•

“Notwithstanding anything in this section, (i) the aggregate number of conversion shares shall be limited by a conversion cap equal to 14,596,637 (the “Conversion Cap”), and all remaining shares of Class B common stock that cannot be converted into shares of Class A common stock as a result of the Conversion Cap being met shall collectively convert into one (1) Conversion Share (the “Remainder Conversion”).”

Indemnification of Directors and Officers

New Altus has entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by New Altus of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to New Altus or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not propose to be complete and is qualified in its entirety by the conditions of the indemnification agreements, a form of which is filed as Exhibit 10.12.

Financial Statements and Exhibits

The information set forth below under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth below under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The disclosure set forth in the “Introductory Note” and in Item 2.03 above is incorporated herein by reference. The securities issued in connection with the PIPE Investment and the settlement of the Second Amended and Restated Promissory Note were not registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, CBAH changed its name to Altus Power, Inc. and filed its amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and amended and restated its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections titled “The Charter Proposal,” “Description of CBAH’s Securities,” and “Comparison of Corporate Governance and Stockholder Rights” beginning on pages 183, 298 and 318, respectively, which are incorporated herein by reference, except that the second and fifth bullet points under the heading “Description of CBAH’s Securities—Alignment Shares Conversion,” beginning on page 301, are amended and restated, as follows:

•

“if the Total Return exceeds the price threshold but does not exceed an amount equal to 130% of the price threshold, then subject to the Conversion Cap (as defined below) the number of conversion shares for such measurement period will be equal to 20% of the difference between (a) the Total Return and (b) the price threshold, multiplied by (I) 63,648,854 (the “Applicable Closing Share Count”) divided by (II) the Total Return; and”

•

“Notwithstanding anything in this section, (i) the aggregate number of conversion shares shall be limited by a conversion cap equal to 14,596,637 (the “Conversion Cap”), and all remaining shares of Class B common stock that cannot be converted into shares of Class A common stock as a result of the Conversion Cap being met shall collectively convert into one (1) Conversion Share (the “Remainder Conversion”).”

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 4.01	Change in Registrant’s Certifying Accountant.

On December 9, 2021, the Board approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ended December 31, 2021, subject to Deloitte’s client acceptance process and execution of an engagement letter. Deloitte served as independent registered public accounting firm of Altus prior to the Business Combination. Accordingly, also on December 9, 2021, the Company dismissed KPMG LLP (“KPMG”), as CBAH’s independent registered public accounting firm. This decision was ratified by the Company’s board of directors.

The report of KPMG on CBAH’s financial statements as of December 31, 2020 and for the period from October 13, 2020 (inception), to December 31, 2020, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainties, audit scope or accounting principles.

During CBAH’s most recent period ended December 31, 2020, and the subsequent interim period through December 9, 2021, there were no disagreements between CBAH and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their report.

During CBAH’s most recent period ended December 31, 2020, and the subsequent interim period through December 9, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except that for the quarter ended March 31, 2021, based upon an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures, the Chief Executive Officer and Chief Financial Officer of CBAH concluded that its disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) were not effective as a result of the adjustment of its financial statements as of and for such period for the accounting for certain complex financial instruments, including the redeemable warrants. Based on the foregoing, it was determined that CBAH had a material weakness as of March 31, 2021 relating to its internal controls over financial reporting. As of June 30, 2021, based on an assessment performed by CBAH management, it was determined that the material weakness identified in CBAH’s internal control over financial reporting had been remediated.

During CBAH’s most recent fiscal period ended December 31, 2020, and the subsequent interim period through December 9, 2021, CBAH and Altus did not consult with Deloitte regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of CBAH or Altus, and no written report or oral advice was provided that Deloitte concluded was an important factor considered by us in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of KPMG’s letter dated December 13, 2021 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 5.01	Change in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “The Business Combination Proposal” beginning on page 182, which is incorporated herein by reference. Further reference is made to the information contained above in the Introductory Note and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, each executive officer of CBAH ceased serving in such capacity and each member of CBAH’s board of directors ceased serving as a director. However, each of William F. Concanon and Sarah E. Coyne were appointed to serve on the board of directors of New Altus, along with Gregg J. Felton, Lars R. Norell, Christine R. Detrick, Richard N. Peretz, Sharon R. Daley and Robert M. Horn, with Ms. Detrick appointed Chair. The directors were divided among the following classes:

•	the Class I directors will be Mses. Coyne and Daley, and Mr. Peretz and their terms will expire at the annual meeting of stockholders to be held in 2022;

•	the Class II directors will be Ms. Detrick and Mr. Horn, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

•	the Class III directors will be Messrs. Felton and Norell, and their term will expire at the annual meeting of stockholders to be held in 2024.

In addition, Mr. Concannon will serve as the Class B Director for as long as there are Class B shares. The holders of the Class B common stock, acting by unanimous written consent, elected Mr. Concannon to serve as the Class B Director on the Closing Date.

Upon the consummation of the Business Combination, the Company established an audit committee, a compensation committee, and a nominating and corporate governance committee. Mses. Coyne and Daley and Mr. Peretz were appointed to serve on the Company’s audit committee, with Mr. Peretz serving as the chair and qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Messrs. Peretz and Horn and Ms. Daley were appointed to serve on the Company’s compensation committee, with Ms. Daley serving as the chair. Mses. Coyne and Detrick and Mr. Peretz were appointed to serve on the Company’s nominating and corporate governance committee, with Ms. Detrick serving as the chair.

Additionally, upon the consummation of the Business Combination, Messrs. Felton and Norell were appointed Co-Chief Executive Officers; Dustin Weber was appointed as Chief Financial Officer and Chief Operating Officer; and Anthony Savino was appointed as Chief Construction Officer.

A description of the compensation of and employment agreements entered into with the named executive officers of Altus before the consummation of the Business Combination and the executive officers of New Altus after the consummation of the Business Combination is set forth in the Proxy Statement/Prospectus in the sections titled “Executive Compensation of CBAH Following the Business Combination—Compensation Discussion and Analysis—Narrative Disclosure to Summary Compensation Table” and “—2021 Compensation Decisions,” beginning on pages 258 and 259, respectively and that information is incorporated herein by reference.

The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the employment agreements, copies of which are attached as Exhibits 10.14, 10.17 and 10.18 and incorporated herein by reference.

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section titled “Management After the Business Combination” beginning on page 251 for biographical information about the directors and officers following the Transactions, which is incorporated herein by reference, except as amended and supplemented as follows: under the heading “Management After the Business Combination—Information about the Anticipated Directors Upon the Closing of the Business Combination—Richard N. Peretz,” beginning on page 252, is amended and restated to read:

“Richard N. Peretz. Mr. Peretz is a nominee for our board of directors. From 2015 until he retired in February 2020, Mr. Peretz was the Chief Financial Officer of United Parcel Service (“UPS”). Prior to that, Mr. Peretz served in multiple roles at UPS for over 30 years, including as Controller and Treasurer, along with leading the mergers and acquisitions group from 2007 to 2015. Mr. Peretz also serves on the board of directors of Electric Last Mile, an electric vehicle company, and Tribe Capital Growth Corp. I. and serves as chair of the audit committee for both companies. He also serves on the board of directors for Semper Paratus Acquisition Corp. Mr. Peretz earned his Bachelor of Business Administration from the University of Texas at San Antonio and his Masters in Business Administration from Emory University.”

The information contained in the Proxy Statement/Prospectus is supplemented by the Company’s Current Report on Form 8-K, filed with the SEC on December 7, 2021 and that information is incorporated herein by reference.

Compensatory Arrangements for Directors

Following the Business Combination, pursuant to offer letters with certain of New Altus’s non-employee directors (the “Director Offer Letters”), each of Christine Detrick, Richard Peretz, William Concannon, Sharon Daley and Sarah Coyne will receive compensation as set forth on the following table: (a) an annual retainer, payable in equal quarterly installments, (b) a one-time grant of restricted stock units with respect to shares of New Altus’s Class A common stock, to vest upon equal annual installments on each of the first two anniversaries of the vesting commencement date and (c) an annual grant of restricted stock units with respect to shares of New Altus’s Class A common stock, to vest in full on the first anniversary of the vesting commencement date.

Director	Annual Cash Retainer	One-Time Grant of Restricted Stock Units(2)	Annual Grant of Restricted Stock Units(3)
Christine Detrick	$68,000	10,000	17,000
Richard Peretz	$76,000	10,000	7,500
William Concannon	$30,000	10,000	10,500
Sharon Daley	$70,000	10,000	7,500
Sarah Coyne(1)	$60,000	10,000	7,500

(1)	Ms. Coyne has assigned her compensation to ValueAct Management, L.P.
(2)

Each Restricted Stock Unit (“RSU”) represents the right to receive one share of New Altus Class A common stock. These RSUs will vest in equal installments on each of the first two anniversaries following the Closing Date, subject to each holder’s continued service to New Altus through each such date. The RSUs will not be issuable until New Altus’s filing of a Registration Statement on Form S-8, which will be filed at least 60 days after the Closing Date.

(3)

Each RSU represents the right to receive one share of common stock. These RSUs will vest in full on the first anniversary of the Closing Date, subject to each holder’s continued service to New Altus through such date. Any further grants in subsequent years will be made with respect to shares of New Altus’s Class A common stock on terms and conditions comparable to similarly situated directors, at the discretion of the Compensation Committee of the Board. The RSUs will not be issuable until New Altus’s filing of a Registration Statement on Form S-8, which will be filed at least 60 days after the Closing Date.

The foregoing description of the Director Offer Letters does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Director Offer Letters, which is attached hereto as Exhibit 10.21 and is incorporated herein by reference.

Mr. Horn will not be paid compensation or granted equity awards for his service on the board of directors. The directors will be reimbursed for reasonable travel and related expenses associated with attendance at board or committee meetings.

2021 Omnibus Incentive Plan

Effective as of December 9, 2021, the CBAH board of directors adopted, and the CBAH stockholders approved, the Incentive Plan. The Incentive Plan provides for the granting of restricted or unrestricted common stock, stock options, stock appreciation rights, restricted stock units, and other stock-based and cash-based awards to our employees, directors, consultants and advisors. For further information regarding the Incentive Plan, see “The Incentive Plan Proposal” beginning on page 189 in the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which are attached as Exhibit 10.9 and incorporated herein by reference.

Equity

The boards of directors of APAM and Holdings have issued to certain employees, including our named executive officers, restricted units of APAM (“APAM Restricted Units”) and Holdings (“APAH Restricted Units”), respectively, that were intended to qualify as “profits interests” (collectively, the “Restricted Units”). In connection with the Business Combination, vested Restricted Units were ultimately exchanged for unrestricted shares of Altus Common Stock, and unvested Restricted Units were exchanged for restricted shares of Altus Common Stock, in each case, subject to the same vesting restrictions as in effect immediately prior to the effective time of the Merger as the Restricted Units exchanged therefor.

2021 Employee Stock Purchase Plan

Effective as of December 9, 2021, the CBAH board of directors adopted, and the CBAH stockholders approved, the ESPP. The ESPP provides eligible employees of the Company with an opportunity to purchase the Company’s common stock. For more information regarding the ESPP, see “The ESPP Proposal” in the Proxy Statement/Prospectus beginning on page 195, which is incorporated herein by reference. The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by reference to the full text of the ESPP, a copy of which are attached as Exhibit 10.11 and incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the section titled “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act). The material terms of the Business Combination are described in the section titled “The Business Combination Proposal” beginning on page 182 of the Proxy Statement/Prospectus, and are incorporated herein by reference. Further, the information set forth in “Introductory Note” and under Item 2.01 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of CBAH as of and for the fiscal year ended December 31, 2020, the related notes and report of independent public accounting firm thereto are set forth in the Proxy Statement/Prospectus beginning on page F-3 and are incorporated herein by reference. The financial statements of Altus as of and for the fiscal years ended December 31, 2019, and December 31, 2020, and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-45 and are incorporated herein by reference. The combined financial statements of VH II Holdco I, LLC, VH II Holdco II, LLC, Virgo DW MM Holdco, LLC, Virgo Charlestown MA MM Holdco, LLC, Virgo Charlestown NY MM Holdco, LLC, Virgo Skipjack MM Holdco, LLC and Virgo Mangata

MM Holdco, LLC (the “Solar Project Companies”) as of and for the fiscal years ended December 31, 2019, and December 31, 2020, and the related notes thereto are set forth in the Proxy Statement/Prospectus beginning on page F-111 and are incorporated herein by reference. The audited financial statements of TGCOP Holdco, LLC for the year ended December 31, 2020, and the related notes thereto are set forth in Exhibt 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021 and are incorporated herein by reference.

The unaudited financial statements for CBAH as of and for the nine months ended September 30, 2021 are set forth in CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021, beginning on page 2 and are incorporated herein by reference. The unaudited financial statements of Altus as of the nine months ended September 30, 2021 and for the nine months ended September 30, 2021 and 2020 are set forth in Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 15, 2021 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of New Altus for the year ended December 31, 2020 is included in the Registration Statement in the section titled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 208 of the Registration Statement and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of New Altus as of and for the nine months ended September 30, 2021 is set forth in Exhibit 99.2 and is incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

2.1+	Business Combination Agreement, dated July 12, 2021, by and among CBRE Acquisition Holdings, Inc., CBAH Merger Sub I, Inc., CBAH Merger Sub II, LLC, Altus Power America Holdings, LLC, APAM Holdings LLC and Altus Power, Inc. (incorporated by reference to Exhibit 2.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

3.1*	Third Amended and Restated Certificate of Incorporation of Altus Power, Inc.

3.2*	Second Amended and Restated Bylaws of Altus Power, Inc.

4.1	Specimen Class A Common Stock Certificate (incorporated by reference to Exhibit 4.2 of CBAH.’s Registration Statement on Form S-1/A (Reg. No. 333-249958), filed with the SEC on November 20, 2020).

4.2	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 of CBAH’s Registration Statement on Form S-1/A (Reg. No. 333-249958), filed with the SEC on November 20, 2020).

4.3	Warrant Agreement, dated December 10, 2020, by and between CBAH and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on December 15, 2020).

10.1	Sponsor Support Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.2	Support Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.2 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.3	Commercial Collaboration Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.3 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.4	Management Equity Incentive Letter, dated July 12, 2021 (incorporated by reference to Exhibit 10.4 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

Exhibit No.	Description

10.5	Class B Letter Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.5 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.6	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 10.6 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.7	Investor Rights Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.7 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.8	Second Amended and Restated Promissory Note, dated as of February 16, 2021, by and between CBRE Acquisition Holdings, Inc., a Delaware corporation and CBRE Acquisition Sponsor, LLC (incorporated by reference to Exhibit 10.1 of CBAH’s Annual Report on Form 10-K, filed with the SEC on March 31, 2021).

10.9	ValueAct Letter Agreement, dated July 12, 2021 (incorporated by reference to Exhibit 10.8 of CBAH’s Current Report on Form 8-K, filed with the SEC on July 13, 2021).

10.10*#	Altus Power, Inc. 2021 Omnibus Incentive Plan.

10.11*#	Altus Power, Inc. 2021 Employee Stock Purchase Plan.

10.12*#	Form of Director and Officer Indemnification Agreement.

10.13	Amended and Restated Credit Agreement, dated August 25, 2021, by and among ÚPA Finance, LLC, as the borrower, APA Finance Holdings, LLC, as the Equity Holder (as defined therein), BISF Agent LLC, as administrative agent, U.S. Bank National Association, as Collateral Agent, Paying Agent and Document Custodian (each as defined therein) and each lender from time to time party thereto (incorporated by reference to Exhibit 10.12 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.14	Employment Agreement, dated February 15, 2017, by and between Altus Power America Management, LLC and Dustin Weber (incorporated by reference to Exhibit 10.13 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.15	Credit Agreement, dated January 10, 2020 (the “Fifth Third Credit Agreement”), by and among APA Construction Finance, LLC, as the borrower, Fifth Third Bank, National Association, as the joint leader arranger, sole bookrunner, administrative agent, interest rate hedge coordinating agent and collateral agent, Deutsche Bank New York Branch, as joint lead arranger and DSR LC issuing bank, and each of the Project Companies, Tax Equity Holdcos and Lenders (in each case as defined therein) from time to time parties thereto (incorporated by reference to Exhibit 10.14 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.16	First Amendment to the Fifth Third Credit Agreement, dated September 16, 2020, by and among APA Construction Finance, LLC, as borrower, SH MA SOLAR IV, LLC and HA MA SOLAR II, LLC, as Project Companies, Fifth Third Bank, National Association, as administration agent, and the Lenders (in each case as defined therein) parties thereto (incorporated by reference to Exhibit 10.15 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on September 23, 2021).

10.17#	Employment Agreement, dated October 21, 2021, by and between Altus Power, Inc. and Lars Norell (incorporated by reference to Exhibit 10.16 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

Exhibit No.	Description

10.18#	Employment Agreement, dated October 21 2021, by and between Altus Power, Inc. and Gregg Felton (incorporated by reference to Exhibit 10.17 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.19#	Confidential Information, Inventions and Proprietary Rights Agreement, dated October 21, 2021, by and between Altus Power America Management, LLC and Lars Norrell (incorporated by reference to Exhibit 10.18 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.20#	Confidential Information, Inventions and Proprietary Rights Agreement, dated October 21, 2021, by and between Altus Power America Management, LLC and Gregg Felton (incorporated by reference to Exhibit 10.19 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 28, 2021).

10.21*#	Form of Director Offer Letters.

10.22*	Second Amendment to the Fifth Third Credit Agreement, dated December 6, 2021, by and among APA Construction Finance, LLC, as the borrower, BT GA SOLAR LLC, CURRY SOLAR FARM LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN LLC, LIGHTBEAM POWER COMPANY GRIDLEY MAIN TWO LLC, NM MA SOLAR II, LLC and HI MA SOLAR, LLC, as Project Companies, Fifth Third Bank, National Association, as administrative agent and collateral agent, and the Lenders (in each case as defined therein) parties thereto.

16.1*	Letter from KPMG LLP to the SEC, dated December 13, 2021.

21.1*	List of Subsidiaries.

99.1	Press Release, dated December 9, 2021 (incorporated by reference to Exhibit 99.1 of New Altus’s Current Report on Form 8-K, filed with the SEC on December 9, 2021).

99.2*	Unaudited Pro Forma Condensed Combined Financial Information of New Altus for the nine months ended September 30, 2021.

99.3	CBRE Acquisition Holdings, Inc. Audited Financial Statements (incorporated by reference to pages beginning F-3 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.4	Altus Power, Inc. Audited Financial Statements (incorporated by reference to pages beginning F-45 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.5	Consolidated Financial Statements of The Solar Project Companies (incorporated by reference to pages beginning F-111 of CBAH’s Registration Statement on Form S-4/A (Reg. No. 333-258700), filed with the SEC on October 27, 2021).

99.6	Audited Financial Statements of TGCOP Holdco, LLC (incorporated by reference to Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 10, 2021).

99.7	CBRE Acquisition Holdings, Inc. Unaudited Financial Statements (incorporated by reference to pages beginning page 2 of CBAH’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2021).

99.8	Altus Power, Inc. Unaudited Financial Statements (incorporated by reference to Exhibit 99.1 of CBAH’s Current Report on Form 8-K, filed with the SEC on November 15, 2021).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Filed herewith

+	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

#	Indicates a management contract or compensatory plan, contract or arrangement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: December 13, 2021	Altus Power, Inc.

	By:	/s/ Gregg Felton
	Name:	Gregg Felton
	Title:	Co-Founder, Co-Chief Executive Officer and Co-President